UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule.14a-12 [ ] Confidential, for use of Commission only (as permitted by Rule 14a-6 (e) (2)

                         UNITED SYSTEMS TECHNOLOGY, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Randall L. McGee
                                ----------------
                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed in table below per Exchange Act Rules 14a-6 (i) (4) and 0-11 Title of each class of securities to which transaction applies. Aggregate number of securities to which transaction applies.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined). Proposed maximum aggregate value of transaction. Total fee paid.

[ ] Fee paid previously with preliminary materials.

[  ]Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         UNITED SYSTEMS TECHNOLOGY, INC.
    ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 12, 2002
    ------------------------------------------------------------------------


     The Annual Meeting of Shareholders of United Systems Technology, Inc., an Iowa corporation, will be held at 9:00 a.m., Central Time, Wednesday June 12, 2002 at the Company's executive offices, 1850 Crown Road, Suite #1109, Dallas, Texas, 75234, for the following purposes:


1.   To elect four members of the Board of Directors of the Company;

2. To ratify the adoption of the United System Technology, Inc. 2002 Stock Option Plan;

3. To ratify the selection of Grant Thornton LLP as the independent accountants for the Company;

4. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.


     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 15, 2002 will be entitled to vote.

     A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Company's Annual Report for the fiscal year ended December 31, 2001.

                                            By Order of the Board of Directors
                                            Randall L. McGee, Secretary

May 17, 2002
1850 Crown Road, #1109
Dallas, Texas              75234

                             YOUR VOTE IS IMPORTANT

     Shareholders are urged to designate their choices as to the matters to be acted upon, and to date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the Proxy will help to assure a quorum at the meeting and to avoid additional Company expense for further solicitation.

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 12, 2002
    ------------------------------------------------------------------------

                                 PROXY STATEMENT
    ------------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies on behalf of the Board of Directors of United Systems Technology, Inc., an Iowa corporation, for use at the Company's Annual Meeting of Shareholders, to be held on Wednesday, June 12, 2002, and at any and all adjournments of such meeting. This Proxy Statement and Proxy are being mailed on or about May 17, 2002 to shareholders of record of the Company on May 15, 2002.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed Proxies that contain no instructions will be voted (1) for the nominees for director indicated herein;
(2) in favor of the adoption of the United Systems Technology, Inc. 2002 Stock Option Plan and (3) in favor of ratification of the selection of Grant Thornton LLP as independent accountants for the Company. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

     A shareholder who executes a Proxy for the Annual Meeting may revoke it any time before it is voted. A Proxy may be revoked by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     The Company's executive offices are located at 1850 Crown Road, Suite 1109, Dallas, Texas 75234.

                         VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on May 15, 2002 will be entitled to vote at the Annual Meeting. As of May 15, 2002, 56,178,663 shares of Common Stock, par value $.10 per share; 500,000 shares of Series B Preferred Stock, par value $.10 per share and 300,000 shares of Series E Preferred Stock, par value $.10 per share were issued and outstanding. Each Common Shareholder is entitled to one vote per share on each matter to be voted upon at the meeting. Series B Preferred Shareholders are entitled to a total of 4,883,555 votes on each matter to be voted upon at the meeting. Series E Preferred Shareholders are entitled to a total of 2,647,420 votes on each matter to be voted upon at the meeting.

     A quorum for the Annual Meeting will exist if a majority of the shares entitled to vote are present in person or by Proxy. If a quorum is present, election of directors for the ensuing year and the ratification of Management's selection of independent accountants will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled to vote with respect to each such matter.

     Meeting costs, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              Election of Directors

     The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year. Directors will hold office until the Annual Meeting of Shareholders held in 2003, and until their successors are duly elected and qualified, or until their death, resignation or removal. The nominees are presently directors or officers of the Company and have served in that capacity since originally elected. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees or such shareholder may withhold his vote from all or any of such nominees. If the Proxy Card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.



         Name                        Age                   Position

    Thomas E. Gibbs                   53             Chairman of the Board,
                                                     Chief Executive Officer,
                                                     President and Director

    Randall L. McGee                  45             Secretary, Treasurer,
                                                     Vice-President - Finance,
                                                     and Director

    Earl H. Cohen                     54             Director

    Scott Burri                       39             Director


     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. Mr. Gibbs founded Mentor Systems, Inc. in 1981, served as its President until 1987 when the company was sold to Philadelphia Suburban Corporation, and continued as President until 1988. From 1988 to 1989, Mr. Gibbs served as Chairman of PSC Information Services, Inc., the information technology subsidiary of Philadelphia Suburban Corporation and President of Digital Systems, Inc., a PSC Information Services subsidiary. From 1989 to 1990, Mr. Gibbs was Senior Vice President for Information Technology at Philadelphia Suburban Corporation. In 1990, Mr. Gibbs became President of PSC Information Services, Inc. and served in that capacity until 1991 when two of the five PSC Information Services companies were acquired by Systems and Computer Technology Corp. ("SCT"). After the acquisition, Mr. Gibbs became President of Mentor Information Systems, Inc., one of the two companies acquired by SCT, until 1993. In addition, from 1992 until 1993 he served as President of Moore Governmental Systems, Inc., another SCT subsidiary. Mr. Gibbs was elected to his current position of Chairman of the Board, Chief Executive Officer and President of the Company effective January 1, 1994. Mr. Gibbs received a Bachelor of Science degree, Masters of Business Administration and a Ph.D. degree from the University of Cincinnati.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. Mr. McGee was appointed Secretary, Treasurer and Controller of the company in October 1988. Mr. McGee is a certified public accountant and, from 1982 until he joined the Company, served as Controller of National FSI, Inc., a provider of computer software and ancillary services for the management of pension and other employee benefit plans. Mr. McGee received a Bachelor of Arts Degree in Accounting from the University of Northern Iowa in 1979.

     Earl H Cohen, Director. Mr. Cohen is an attorney and has served as Chief Executive Officer of the law firm of Mansfield, Tanick & Cohen, P.A. since 1992. Prior to joining the law firm of Mansfield & Tanick in 1990, Mr. Cohen was an attorney in private practice from 1976 through 1990. From 1973 through 1976, Mr. Cohen served as Trust Officer of Norwest Bank Minneapolis. Mr. Cohen received his Bachelor of Science degree in Business from the University of Minnesota in 1970 and his law degree from the University of Minnesota in 1973. Mr. Cohen has previously served on the boards of private companies.

     Scott A Burri, Director. Mr. Burri has been the Managing Partner of Huntington Ventures, a California based venture capital firm, which began operations in July 2000. From 1992 until May 2000, Mr. Burri was employed by Ventana Global, LTD, a California-based asset management firm where he was responsible for the management, analysis and oversight of a number of portfolio companies. Prior to 1992, Mr. Burri was employed as an investment banker at First Boston Corporation in New York, New York and Credit Suisse in Zurich, Switzerland. Mr. Burri has previously served on the Boards of public and private companies. Mr. Burri received a Bachelor of Science degree from Oregon State
University and Master of Business degree from the University of Southern California.

     The Board of Directors has established a Compensation/Stock Option Committee and an Audit Committee. The Board of Directors originally established the Compensation/Stock Option Committee in January, 1987 to administer the Company's 1986 Stock Option Plan. In June 1988 the duties of the Committee were expanded to include the review of management compensation. The Committee held two meetings during the year ended December 31, 2001 and was comprised of Scott Burri and Earl Cohen. The Board of Directors established the Audit Committee in June 1988 to monitor preparation of the Company's financial statements. The Committee held one meeting during the year ended December 31, 2001 and was comprised of Scott Burri and Earl Cohen. The Company has no other committees of the Board of Directors. Committee appointments for the upcoming year will be made at the annual meeting of the Board of Directors.

     The Board of Directors held two meetings during the year ended December 31, 2001. All Directors attended 75% or more of all meetings of the Board and of the committees on which they served.

                             AUDIT COMMITTEE REPORT

     The audit committee of the board of directors oversees the external audit of the Company's financial statements and reviews the internal control and financial reporting procedures of the Company. For the year ended December 31, 2001, the audit committee was composed of Scott Burri and Earl Cohen.

     The audit committee has reviewed and discussed the December 31, 2001 financial statements with management of the Company. The entire Board of Directors recommended the audited financial statements for the year ended December 31, 2001 be included in the Company's Annual Report on Form 10-KSB. The audit committee has received the written disclosures and the letter from its independent accountants required by Independence Standards Board Standard No. 1. Such letter did not disclose any matter or relationship that impaired their independence.

                                   Audit Fees

     The following table summarizes the fees paid or payable to Grant Thornton LLP for services rendered for the fiscal year ended December 31, 2001.


   Audit fees in connection with the Annual Report on Form
    10-KSB and quarterly reports                                  $21,800

   Financial systems design and implementation fees                  -

   All other fees                                                   5,125
                                                                  -------
         Total                                                    $26,925

                                                                   ------

                               Executive Officers

     The Executive officers of the Company are appointed annually by the Board of Directors and serve an indefinite term. All executive officers of the Company are employed on a full-time basis. No family relationship exists between any executive officer of the Company.


         Name                        Age                   Position

    Thomas E. Gibbs                   53             Chairman of the Board,
                                                     Chief Executive Officer,
                                                     President and Director

    Randall L. McGee                  45             Secretary, Treasurer,
                                                     Vice-President - Finance,
                                                     and Director


     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer,  President
and   Director.    See   Resume   on   Page   3   of   this   Proxy   Statement.

     Randall  L.  McGee,  Secretary/Treasurer,  Vice  President  -  Finance  and
Director.    See    Resume    on    Page   3   of    this    Proxy    Statement.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of May 15, 2002.

     Name and Address            Amount and Nature               Percent
     of Beneficial Owner       of Beneficial Ownership           of Class
     -------------------       -----------------------           --------

     D&D Holdings, Inc.              9,922,010 (1)                 15.6%
     1915 Grand Avenue
     Des Moines, IA   50309

     Thomas E. Gibbs                 7,735,000 (2)                 13.4%
     230 South MacArthur Blvd.
     #120
     Coppell, TX   75019

     Randall L. McGee                4,600,000 (3)                  7.8%
     1600 Lake Crest
     Plano, TX   75023

     ------------------------------------------------------------------------

     (1) D&D Holding, Inc. ("D&D") is deemed to be the beneficial owner of 7,530,975 shares because it is the holder of 500,000 shares of Series B Preferred Stock which, as of May 15, 2002 were convertible into 4,883,555 shares of Common Stock and the holder of 300,000 shares of Series E Preferred Stock which, as of May 15, 2002, were convertible into 2,647,420 shares of Common Stock. D&D is the beneficial owner of 100% if the Company's Preferred Stock by virtue of its ownership of the 500,000 shares of Series B Preferred Stock and 300,000 shares of Series E Preferred Stock. The 500,000 shares of Series B Preferred Stock are entitled to a total of 4,883,555votes and the Series E Preferred Stock are entitled to a total of 2,647,420 votes at the Annual Meeting of Shareholders which is the subject of the Proxy Statement.

     (2) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 will become exercisable on November 17, 2002, 375,000 will become exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (3) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the options, 625,000 will become exercisable on November 17, 2002, 625,000 will become exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.


     The following table sets forth the ownership of each of the directors of the Company, and the directors and officers as a group, of the Company's Common Stock as of May 15, 2002.

     Name and Address            Amount and Nature               Percent
     of Beneficial Owner       of Beneficial Ownership           of Class
     -------------------       -----------------------           --------

     Thomas E. Gibbs                 7,735,000 (1)                 13.4%
     230 South MacArthur Blvd.
     #120
     Coppell, TX   75019

     Randall L. McGee                4,600,000 (2)                  7.8%
     1600 Lake Crest
     Plano, TX   75023

     Earl H. Cohen                     881,756 (3)                  1.6 %

     Scott Burri                       900,000 (4)                  1.6 %

     All Officers and Directors
     as a group (4 persons)         14,116,756                     23.0 %

    ------------------------------------------------------------------------

     (1) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 will become exercisable on November 17, 2002, 375,000 will become exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (2) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the options, , 625,000 will become exercisable on November 17, 2002, 625,000 will become exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.

     (3) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Burri, which becomes exercisable on November 17, 2002.

     (4) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Cohen which becomes exercisable on November 17, 2002.


                             Management Compensation

Executive Compensation
----------------------
         The following table sets forth the compensation paid or accrued by the Company for service rendered during the last fiscal year to the Company's Chief Executive Officer and each of the most highly compensated officers of the Company whose compensation exceeds $100,000.

Summary Compensation Table

 Name and                Annual Compensation            Long Term     All Other
 Principal Position        Year    Salary     Bonus    Compensation Compensation
 ------------------        ----    ------     -----    ------------ ------------

 Thomas E. Gibbs           2001   $171,250   $38,300 (1)    -0-           -0-
 Chairman of the Board     2000   $165,000   $15,900 (1)    -0-           -0-
 Chief Executive Officer   1999   $165,000   $30,625 (1)    -0-           -0-
 and President

 Randall L. McGee          2001   $ 79,210   $38,300 (1)    -0-           -0-
 Secretary, Treasurer,     (2)
 Vice-President-Finance,   1999   $ 76,500   $30,625 (1)    -0-           -0-
 and Director


 (1) The Company has an incentive plan whereby certain members of management receive a bonus based on operating income of the Company.

 (2) Mr. McGee's compensation was less than $100,000 in 2000.

     None of the Company's officers currently have written employment agreements with the company.

Option Grants in the Last Fiscal Year
-------------------------------------

                  Number of     % of Total
                    Shares       Options
                  Underlying    Granted to
                   Options      Employees        Exercise       Expiration
Name               Granted    in Fiscal Year   Price ($/Share)     Date
----               -------    --------------   ---------------     ----

Thomas E. Gibbs   1,500,000         12.8%          $.05       November 16, 2006
Randall L. McGee  2,500,000         21.3%          $.05       November 16, 2006


Aggregate Stock Option and Warrant Exercises in the
Last Fiscal Year and Fiscal Year-End Option and Warrant Values
--------------------------------------------------------------
     The following table sets forth information regarding year-end value of options and warrants held by the Company's Executive Officers for the year ending December 31, 2001 and options and warrants that were exercised by the Company's Executive Officers during the year.


                                                             Value of
                                   Number of                Unexercised
                                  Unexercised               In-The-Money
       Shares       Value        Options/Warrants         Options/Warrants  (1)
      Acquired     Realized    -----At Year End-----    -----At Year End-----
Name On Exercise At Exercise Exercisable Unexercisable Exercisable Unexercisable
---- ----------- ----------- ----------- ------------- ----------- -------------

Thomas
E.Gibbs    -          -          -        1,500,000    $    -      $  60,000
Randall
L. McGee   -          -          -        2,500,000    $    -      $ 100,000


   December 31, 2001 closing bid price was $0.09.

Compensation Pursuant to Plans
------------------------------
     The Company adopted a Stock Option Plan on May 25, 1982. This plan was terminated in September, 1986. All options granted under this plan have expired or been extinguished. The Board of Directors of the Company adopted a new Stock Option Plan on September 27, 1986, as amended from time to time (the "1986 Plan"). Under the 1986 Plan, shares of the Company's common stock were reserved for options to be granted to the employees and directors at the discretion of the Board of Directors. The 1986 Plan has expired. All options granted under the 1986 Plan have expired, been extinguished, or forfeited. During 2001, the Board of Directors issued non-qualified stock options to certain employees and directors at the quoted market price of the Company's stock at the date of the grant. These options become exercisable over a period of up to five years and expire in 2006. See Option Grants in Last Fiscal Year table set forth above.

     Effective  January 16, 1992, the Company  established  the USTI  Employees'
401(K) Profit Sharing Plan and Trust (the "Plan"), which is a defined contribution plan that covers substantially all full-time employees of the Company eligible to participate. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 401(K) if the Internal Revenue Code. The Company may elect to make contributions for the benefit of the participants in the Plan, based on semi-annual resolutions of the Board of Directors. The Company made contributions for the benefit of the participants in the Plan in the amount of $ 12,500 for the year ended December 31, 2001.

     The Company offers a medical insurance plan for all full-time employees of the Company. The Company has no pension, profit sharing or insurance program for the benefit of its directors, officers or employees.


Approval of 2002 Stock Option Plan
----------------------------------
     On March 27, 2002, the Company's Board of Directors approved and adopted, subject to shareholder approval, the Company's 2002 Stock Option Plan, a copy of which is attached hereto as Exhibit A (the "2002 Stock Option Plan"). Shareholders will be asked to approve the 2002 Stock Option Plan at the annual meeting to be held June 12, 2002. The following paragraphs summarize certain provisions of the 2002 Stock Option Plan and are qualified in their entirety by reference thereto.

     The  2002  Stock   Option  Plan   provides  for  the  granting  of  options
(collectively, the "2002 Options") to purchase shares of the Company's Common Stock to certain key employees of the Company and/or its affiliates, and certain individuals who are not employees of the Company or its affiliates but who from time to time provide substantial advice or other assistance or services to the Company and/or its affiliates. The 2002 Stock Option Plan authorizes the granting of options to acquire up to 20,000,000 shares of Common Stock, subject to certain adjustments described below, to be outstanding at any time. Subject to such limitations, there is no limit on the absolute number of awards that may be granted during the life of the 2002 Stock Option Plan. At May 15, 2002, no options were outstanding under the Plan.

     Authority to administer the 2002 Stock Option Plan has been delegated to a committee (the "Committee") of the Board of Directors. Except as expressly provided by the 2002 Stock Option Plan, the Committee has the authority, in its discretion, to award 2002 Options and to determine the terms and conditions (which need not be identical) of such 2002 Options, including the persons to whom, and the time or times at which, 2002 Options will be awarded, the number of 2002 Options to be awarded to each such person, the exercise price of any such 2002 Options, and the form, terms and provisions of any agreement pursuant to which such 2002 Options will be awarded. The 2002 Stock Option Plan also provides that the Committee may be authorized by the Board of Directors to make cash awards as specified by the Board of Directors to the holder of a 2002 Option in connection with the exercise thereof. Subject to the limitation set forth below, the exercise price of the shares of stock covered by each 2002 Option will be determined by the Committee on the date of the award.

     Unless a Holder's option agreement provides otherwise, the following provisions will apply to exercises by the Holder of his or her option: No options may be exercised during the first twelve months following grant. During the second year following the date of grant, options covering up to one-third of the shares covered thereby may be exercised, and during the third year options covering up to two-thirds of such shares may be exercised. Thereafter, and until the options expire, the optionee may exercise options covering all of the shares. Persons over sixty-five on the date of grant may exercise options covering up to one-half of the shares during the first year and thereafter may exercise all optioned shares. Subject to the limitations just described, options may be exercised as to all or any part of the shares covered thereby on one or more occasions, but, as a general rule, options cannot be exercised as to less than one hundred shares at any one time.

     The exercise price of the shares of stock covered by each incentive stock option ("ISO"), within the meaning of Sec. 422 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be less than the fair market value of stock on the date of award of such ISO, except that an ISO may not be awarded to any person who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price is at least one hundred ten percent (110%)of the fair market value of the stock at the time the ISO is awarded, and the ISO is not exercisable after the expiration of five years from the date it is awarded.

     The exercise price of the shares of Common Stock covered by each 2002 Option that is not an ISO ("NSO") will not be less than fifty percent (50%) of the fair market value of the stock on the date of award.

     Payment for Common Stock issued upon the exercise of a 2002 Option may be made in cash or, with the consent of the Committee, in whole shares of Common Stock owned by the holder of the 2002 Option for at least six months prior to the date of exercise or, with the consent of the Committee, partly in cash and partly in such shares of Common Stock. If payment is made, in whole or in part, with previously owned shares of Common Stock, the Committee may issue to such holder a new 2002 Option for a number of shares equal to the number of shares delivered by such holder to pay the exercise price of the previous 2002 Option having an exercise price equal to not less than one hundred percent (100%) of the fair market value of the Common Stock on the date of such exercise. A 2002 Option so issued will not be exercisable until the later of the date specified in an individual option agreement or six months after the date of grant.

     In addition, the 2002 Stock Option Plan provides for the cashless exercise of options under the Sale Method. With the consent of the Committee, payment in full of the exercise price of the option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the stock for which the option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such option, with balance being remitted to the holder.

     The duration of each 2002 Option will be for such period as the Committee determines at the time of award, but not for more than ten years from the date of the award in the case of an ISO, and in either case may be exercised in whole or in part at any time or only after a period of time or in installments, as determined by the Committee at the time of award, except that after the date of award, the Committee may accelerate the time or times at which a 2002 Option may be exercised.

     In the event of any change in the number of outstanding shares of Common Stock effected without receipt of consideration therefor by the Company, by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, the aggregate number and class of reserved shares, the number and the class of shares subject to each outstanding 2002 Option, and the exercise price of each outstanding 2002 Option shall be automatically adjusted accurately and equitably to reflect the effect thereon of such change. Unless a holder's option agreement provides otherwise, a dissolution or liquidation of the Company, certain mergers or consolidations in which the Company is not the surviving corporation, or certain transactions in which another corporation becomes the owner of fifty percent (50%) or more of the total combined voting power of all classes of stock of the Company, shall cause such holder's 2002 Options then outstanding to terminate, but such holder shall have the right, immediately prior to such transaction, to exercise such 2002 Options without regard to the determination as to the periods and installments of exercisability made pursuant to such holder's option agreement if (and only if) such options have not at that time expired or been terminated.

     The 2002 Stock Option Plan will terminate on March 27, 2012, or on such earlier date as the Board of Directors may determine. Any stock options outstanding at the termination date will remain outstanding until they have been exercised, terminated, or have expired.

     The 2002 Stock Option Plan may be terminated, modified, or amended by the Board of Directors at any time without further shareholder approval, except that shareholder approval is required for any amendment that: (a) changes the number of shares of Common Stock subject to the 2002 Stock Option Plan, (b) changes the designation of the class of employees eligible to receive 2002 Options, (c) decreases the price at which ISOs may be granted, (d) removes the administration of the 2002 Stock Option Plan from the Committee, or (e) without the consent of the affected holder, causes the ISOs granted under the 2002 Stock Option Plan and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.

     The Company's Board of Directors recommends that you vote FOR approval of the Company's 2002 Stock Option Plan.

Director Compensation
---------------------
     No officer or director of the Company receives any cash compensation for services as a director. Non-management directors receive reasonable expenses incurred for attendance at meetings of the Board of Directors.


                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS
Share Issuances
---------------
     In February 1994, pursuant to the terms of his employment by the Company, the Company granted Mr. Thomas E. Gibbs (1) an option to purchase 1,500,000 shares of the Company's Common Stock at an exercise price of $.08 per share, and
(2) 1,000,000 shares of Common Stock. In July, 1995, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share and the Company canceled the option issued to Mr. Gibbs in February 1994 to purchase 1,500,000 shares of its Common Stock and, in addition, issued a new option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.035 per share.

     In September 1998, the Company sold 5,000,000 shares of common stock to four members of management at a price of $.01 per share. Mr. Gibbs purchased 1,000,000 shares and Mr. McGee purchased 1,500,000 shares of common stock as part of this transaction. The fair market value of the common stock on the date of the transaction was $.022 per share.

     In November, 2001, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.05 per share and the Company granted an option to Mr. McGee to purchase 2,500,000 shares of its Common Stock at a price of $.05 per share.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed the firm Grant Thornton LLP as the independent public accountants of the Company for the fiscal year 2001 and recommends to the shareholders that they vote for ratification of this appointment. Grant Thornton LLP was engaged as the Company's independent accountants in December 1993. Such firm audited the financial statements of the Company for the years ended December 31, 1993 through December 31, 2001, including the audited financial statements dated December 31, 2001 filed by the Company with the Securities and Exchange Commission in its Annual Report on Form 10-KSB.

     Representatives of the firm Grant Thornton LLP, may be present at the Annual Meeting and, if present, will be available to make a statement if they desire to do so and to respond to appropriate shareholder' questions.

     In connection with its audits of the financial statements of the Company's 1993, 1994, 1995, 1996, 1997, 1998, 1999, 2000 and 2001 fiscal years, there have been no reportable disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

                                 OTHER BUSINESS

     Management of the Company knows of no other business, which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Shareholder proposals intended for presentation at the Company's next Annual Meeting must be received by the Company at its principal executive offices in Dallas, Texas, no later than January 3, 2003.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders, which includes financial statements, is enclosed with this Proxy Statement.

                                            By Order of the Board of Directors
                                            Randall L. McGee, Secretary

May 17, 2002
1850 Crown Road, #1109
Dallas, Texas              75234

                                  FRONT OF CARD



PROXY                                                                 PROXY

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - June 12, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Gibbs and Randall L. McGee severally as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the votes to which the undersigned shares of United Systems Technology, Inc. are entitled at the Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement, dated May 17, 2002, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS

    [   ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)
    [   ] WITHHOLD AUTHORITY to vote for all nominees below

   INSTRUCTIONS: To withhold authority to vote for any nominee below, strike a line through the npminee's name:

          Thomas E. Gibbs, Randall L. McGee, Earl H. Cohen, Scott Burri

2.  Ratification of United System Technology, Inc. 2002 Stock Option Plan:

           [  ]  FOR          [  ]  AGAINST           [  ]   ABSTAIN

3. Ratification of Grant Thornton LLP as Independent Public Accountants for the Company:

           [  ]  FOR          [  ]  AGAINST           [  ]   ABSTAIN

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                                  BACK OF CARD

     THIS PROXY, WHEN PROPERLY executed, will be voted in the manner directed herein by the undersigned Shareholder. If no indication is made, this proxy will be voted for all nominees for director and for Proposal 2.

                                  Please  sign  exactly  as your  name appears
                                  hereon.   When  the shares  are  held  by
                                  joint tenants,  both should  sign. When
                                  signing as an attorney, executor,
                                  administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
                                  If a partnership,  please sign in the
                                  partnership name by an authorized person.

                                  _____________________________________
                                  Signature

                                  ___________________________________________
                                  Signature, if held jointly

                                  Dated:______________________, 2002


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE

                                    Exhibit A






                             2002 Stock Option Plan

                                       of

                         United Systems Technology, Inc.

         Table of Contents                                            Page

Article I
         Definitions                                                    1
Sec. 1:1.  Act                                                          1
Sec. 1:2.  Affiliates                                                   1
Sec. 1:3.  Agreement                                                    2
Sec. 1:4.  Board of Directors                                           2
Sec. 1:6.  Committee                                                    2
Sec. 1:7.  Eligible Individuals                                         2
Sec. 1:8.  Fair Market Value                                            2
Sec. 1:9.  Holder                                                       2
Sec. 1:10. Incentive Stock Options                                      2
Sec. 1:11. Nonstatutory Stock Options                                   2
Sec. 1:12. Options                                                      2
Sec. 1:13. Stock                                                        2

Article II
         Stock and Maximum Number of Shares Subject to the Plan         3
Sec. 2:1.  Description of Stock and Maximum Shares Allocated            3
Sec. 2:2.  Restoration of Shares                                        3

Article III
         Administration of the Plan                                     3
Sec. 3:1.  Stock Option Committee                                       3
Sec. 3:2.  Duration, Removal, Etc.                                      3
Sec. 3:3.  Meetings and Actions of Committee                            3
Sec. 3:4.  Committee's Powers                                           3

Article IV
         Eligibility and Participation                                  4
Sec. 4:1.  Eligible Individuals                                         4
Sec. 4:2.  No Right to Option                                           4

Article V
         Grant of Options and Certain Terms of the Agreements           4
Sec. 5:1.  Determination of Eligible Individuals                        4
Sec. 5:2.  Date of Grant                                                5
Sec. 5:3.  Stock Option Agreement                                       5
Sec. 5:4.  Forfeiture of Stock                                          5
Sec. 5:5.  Cash Awards                                                  5

Article VI
         Terms and Conditions of Options                                6
Sec. 6:1.  Number of Shares                                             6
Sec. 6:2.  Exercise Price                                               6
Sec. 6:3.  Medium and Time of Payment, Method of Exercise, and
           Withholding Taxes                                            7
Sec. 6:4. Terms, Time of Exercise, and Transferability of Options 8 Sec. 6:5. Limitation on Aggregate Value of Shares That May Become
           First Exercisable During Any Calendar Year Under an
           Incentive Stock Option                                      11
Sec. 6:6.  Adjustments Upon Changes in Capitalization, Merger, Etc.    11
Sec. 6:7.  Rights as a Shareholder                                     12
Sec. 6:8.  Modification, Extension, and Renewal of Options             13
Sec. 6:9.  Furnish Information                                         13
Sec. 6:10. Obligation to Exercise; Termination of Employment           13
Sec. 6:11. Agreement Provisions                                        13

Article VII
         Duration of Plan                                              14

Article VIII
         Amendment of Plan                                             14

Article IX
         General                                                       14
Sec. 9:1.  Application of Funds                                        14
Sec. 9:3.  No Liability for Good Faith Determinations                  14
Sec. 9:4.  Information Confidential                                    15
Sec. 9:5.  Other Benefits                                              15
Sec. 9:6.  Execution of Receipts and Releases                          15
Sec. 9:7.  No Guarantee of Interests                                   15
Sec. 9:8.  Payment of Expenses                                         15
Sec. 9:9.  Company Records                                             15
Sec. 9:10. Information                                                 15
Sec. 9:11. No Liability of Company                                     16
Sec. 9:12. Company Action                                              16
Sec. 9:13. Severability                                                16
Sec. 9:14. Notices                                                     16
Sec. 9:15. Waiver of Notice                                            16
Sec. 9:16. Successors                                                  16
Sec. 9:17. Headings                                                    16
Sec. 9:18. Governing Law                                               16
Sec. 9:19. Word Usage                                                  17
Sec. 9:20. Remedies                                                    17

Article X
         Approval of Shareholders                                      17

                             2002 Stock Option Plan
                                       of
                         United Systems Technology, Inc.


     This United System Technology, Inc. 2002 Stock Option Plan (the "Plan") provides for the granting of:

     (a) Incentive Stock Options (hereinafter defined) to certain key employees of United Systems Technology, Inc., an Iowa corporation ("Company"), and/or its Affiliates (hereinafter defined), and

     (b) Nonstatutory Stock Options (hereinafter defined) to certain key employees of Company, and/or its Affiliates, and to certain individuals who are not employees of Company or its Affiliates.

     The purpose of the Plan is to provide an incentive for key employees of Company and/or its Affiliates, and for individuals who are not employees of Company and/or its Affiliates but who from time to time provide substantial advice or other assistance or services to Company and/or its Affiliates, to remain in the service of Company and/or its Affiliates or continue to provide such assistance, to extend to them the opportunity to acquire a proprietary interest in Company so that they will apply their best efforts for the benefit of Company, and to aid Company in attracting able persons to enter the service of Company and/or its Affiliates or provide such assistance.


                                    Article I
                                  Definitions

     Sec. 1:1. Act . "Act" shall mean the Securities Exchange Act of 1934, as amended.

     Sec. 1:2. Affiliates . "Affiliates" shall mean: (a) any corporation, other than Company, in an unbroken chain of corporations ending with Company if each of the corporations, other than Company, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; and (b) any corporation, other than Company, in an unbroken chain of corporations beginning with Company if each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Sec. 1:3. Agreement . "Agreement" shall mean the written agreement between Company and a Holder evidencing the Option granted by Company and the understanding of the parties with respect thereto.

     Sec. 1:4. Board of Directors . "Board of Directors" shall mean the board of directors of Company.

     Sec. 1:5. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     Sec. 1:6.  Committee . "Committee"  shall mean the committee  designated in
Article III hereof by the Board of Directors to administer this Plan.

     Sec. 1:7. Eligible Individuals . "Eligible Individuals" shall mean: (a) key employees, including officers and/or directors who are also employees of Company and/or of any of its Affiliates; and (b) individuals who are not employees of Company and/or of its Affiliates but who from time to time provide substantial advice or other assistance or services to Company and/or its Affiliates.

     Sec. 1:8. Fair Market Value . "Fair Market Value" shall mean, if the Stock is traded on one or more established markets or exchanges, the mean of the opening and closing prices of the Stock on the primary market or exchange on which the Stock is traded, and if the Stock is not so traded or the Stock does not trade on the relevant date, the value determined in good faith by the Board of Directors. For purposes of valuing Incentive Stock Options, the Fair Market Value of stock shall be determined without regard to any restriction other than one which, by its terms, will never lapse.

     Sec. 1:9. Holder . "Holder" shall mean an Eligible Individual to whom an Option has been granted.

     Sec. 1:10. Incentive Stock Options . "Incentive Stock Options" shall mean stock options that are intended to satisfy the requirements of Sec. 422 of the Code.

     Sec. 1:11. Nonstatutory Stock Options . "Nonstatutory Stock Options" shall mean stock options that are not intended to be, or are not denominated as, Incentive Stock Options.

     Sec. 1:12. Options . "Options" shall mean either Incentive Stock Options or Nonstatutory Stock Options, or both.

     Sec. 1:13. Stock . "Stock" shall mean Company's authorized $.10 par value Common Stock.

                                   Article II
             Stock and Maximum Number of Shares Subject to the Plan

     Sec. 2:1. Description of Stock and Maximum Shares Allocated . The Stock which Options granted hereunder give a Holder the right to purchase may be unissued or reacquired shares of Stock, as the Board of Directors may, in its sole and absolute discretion, from time to time determine. Subject to the adjustments in Sec. 6.6 hereof, the aggregate number of shares of Stock to be issued pursuant to the exercise of all Options granted hereunder may equal, but may not exceed, 20,000,000 shares of Company's Stock.

     Sec. 2:2. Restoration of Shares . If an Option hereunder expires, terminates, or is not exercised for any reason during the term of this Plan, the shares of Stock which were subject to such Option shall be "restored" to the Plan by again being available for Options granted after the shares' restoration, effective as of the first day of the year following such expiration, termination, or non-exercise.


                                   Article III
                           Administration of the Plan

     Sec. 3:1. Stock Option Committee . This Plan will be administered by a Committee consisting of between three and six members to be appointed by Company's Board of Directors. The members of the Stock Option Committee must be members of the Company's Board of Directors.

     Sec. 3:2. Duration, Removal, Etc. The members of the Committee shall serve at the pleasure of the Board of Directors, which shall have the power, at any time and from time to time, to remove members from the Committee or to add members thereto. Vacancies on the Committee, however caused, shall be filled by the Board of Directors.

     Sec. 3:3. Meetings and Actions of Committee . The Committee shall elect one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. All decisions and determinations of the Committee shall be made by the majority vote of all of its members present at a meeting; provided, however, that any decision or determination reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly called and held. The Committee may make any rules and regulations for the conduct of its business that are not inconsistent with the provisions hereof and with the Bylaws of Company.

     Sec. 3:4. Committee's Powers . Subject to the express provisions hereof, the Committee shall have the authority, in its sole and absolute discretion to:
(a) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (b) determine the terms and provisions of the respective Agreements (which need not be identical), including provisions defining or otherwise relating to: (i) subject to Article VI of the Plan, the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued upon exercise of Options is restricted, (iii) the effect of termination of employment upon the exercisability of the Options, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);
(c) accelerate the time of  exercisability  of any Option that has been granted;
(d) construe the respective Option Agreements and the Plan; and (e) make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The determination of the Committee on the matters referred to in this Sec. 3.4 shall be final and conclusive.

                                   Article IV
                         Eligibility and Participation

     Sec. 4:1. Eligible Individuals . Options may be granted hereunder only to persons who are Eligible Individuals at the time of the grant thereof. Notwithstanding any provision contained herein to the contrary, a person may not receive an Incentive Stock Option hereunder unless he or she is an employee of Company and/or an Affiliate, nor shall a person be eligible to receive an Incentive Stock Option hereunder if he or she, at the time such Option is granted, would own (within the meaning of Secs. 422 and 424 of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of Company or an Affiliate, unless at the time such Incentive Stock Option is granted the exercise price per share is at least one hundred ten percent (110%) of the Fair Market Value of each share of stock to which the Incentive Stock Option relates and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date it is granted.

     Sec. 4:2. No Right to Option . The adoption of the Plan shall not be deemed to give any person a right to be granted an Option.


                                    Article V
              Grant of Options and Certain Terms of the Agreements

     Sec. 5:1. Determination of Eligible Individuals . Subject to the express provisions hereof, the Committee shall determine which Eligible Individuals shall be granted Options hereunder from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of Company and/or its Affiliates along with such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares subject to each of such Options and shall authorize and cause Company to grant Options in accordance with such determinations.

     Sec. 5:2. Date of Grant . The date on which the Committee completes all action constituting an offer of an Option to an individual, including the specification of the number of shares of Stock to be subject to the Option, shall be the date on which the Option covered by an Agreement is granted, even though certain terms of the Agreement may not be determined at such time and even though the Agreement may not be executed until a later time. For purposes of the preceding sentence, an offer shall be deemed made if the Committee has completed all such action and has communicated the grant thereof to the potential Holder. In no event, however, may an Optionee gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Option and the actual execution of the Agreement by Company and the Optionee.

     Sec. 5:3. Stock Option Agreement . Each Option granted hereunder shall be evidenced by an Agreement, executed by Company and the Eligible Individual to whom the Option is granted, incorporating such terms as the Committee deems necessary or desirable. More than one Option may be granted hereunder to the same Eligible Individual and be outstanding concurrently hereunder. In the event an Eligible Individual is granted both one or more Incentive Stock Options and one or more Nonstatutory Stock Options, such grants shall be evidenced by separate Agreements, one for each of the Incentive Stock Option grants and one for each of the Nonstatutory Stock Option grants.

     Sec. 5:4. Forfeiture of Stock . Each Agreement may provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Option granted hereunder and/or such restrictions on the transferability of shares of Stock acquired pursuant to an Option granted hereunder as the Committee in its sole and absolute discretion deems proper or advisable. Such conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to Company and/or its Affiliates for a specified period of time. Such restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of Company.

     Sec. 5:5. Cash Awards . In addition, the Board of Directors may authorize the Committee to grant cash awards payable in connection with the exercise of an Option upon such terms and conditions as are specified by the Board of Directors; provided that no such cash award shall be effective unless it complies with any applicable requirements for exemption from liability pursuant to Rule 16b-3 promulgated under the Act.

                                   Article VI
                        Terms and Conditions of Options

     All Options granted hereunder shall comply with, be deemed to include, and shall be subject to, the following terms and conditions:

     Sec. 6:1. Number of Shares . Each Agreement shall state the number of shares of Stock to which it relates. Except to the extent an Agreement otherwise provides, the following limitations shall apply to the exercise of each Option:

     A. First Year. A Holder may not exercise his or her Option during the first twelve (12) month period following the date of grant of such Option.

     B. After First Year. A Holder may exercise up to (but not more than) one-third of the total shares of Stock subject to his or her Option at any time after the first twelve (12) month period following the day of grant of such Option.

     C. After Second Year. A Holder may exercise up to (but not more than) two-thirds of the total shares of Stock subject to his or her Option at any time after the first twenty-four (24) month period following the date of grant of such Option.

     D. After Third Year. A Holder may exercise all of the shares of Stock subject to his or her Option at any time after the first thirty-six (36) month period following the date of grant of such Option.

     E. Senior Status. Notwithstanding the limitations stated above, if a Holder is sixty-five (65) years of age or older at the time his or her Option is granted, such Holder may exercise up to (but not more than) one-half of the total shares of Stock subject to such Option at any time during the first twelve
(12) month period following the date of grant of such Option and thereafter may exercise all of the shares of Stock subject to such Option.

     F. De Minimus Limitation. Subject to the limitations stated above, each Option may be exercised at one time or on several successive occasions; however, each Option may not be exercised in an amount less than one hundred (100) shares at any one time (unless such exercise is being made as to the entire portion of Stock which may be purchased pursuant to this Plan).

     Sec. 6:2. Exercise Price . Each Agreement shall state the exercise price per share of Stock. The exercise price per share of stock subject to an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of Company's Stock on the date of the grant of the Option. The exercise price per share of stock subject to a Nonstatutory Stock Option shall not be less than fifty percent (50%) of the Fair Market Value per share of the Stock on the date of the grant of the Option.

     Sec. 6:3. Medium and Time of Payment, Method of Exercise, and Withholding Taxes .

     A. Exercise of Option. Except as otherwise permitted below, the exercise price of stock covered by an Option shall be payable upon the exercise of the Option in cash, by certified or cashier's check. Exercise of an Option shall not be effective until Company has received written notice of exercise. Such notice must specify the number of whole shares to be purchased and be accompanied by payment in full of the aggregate exercise price of the number of shares purchased. Company shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option.

     1. Stock-for-Stock Exercise. With the consent of the Committee, the Holder may pay the exercise price with shares of Stock of Company which have been held by the Holder for at least six (6) months prior to the date of exercise, or with the consent of the Committee, by a combination of cash and such shares. Such Stock shall be duly endorsed for transfer to Company. Such Stock shall be deemed to have a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Option or portion thereof is being exercised.

     2. Cashless Exercise/Sale Method. With the consent of the Committee, payment in full of the exercise price of the Option may be made through the Company's receipt of a copy of instructions to a broker directing such broker to sell the Stock for which the Option is being exercised, to remit to the Company an amount equal to the aggregate exercise price of such Option, with the balance being remitted to Holder.

     B. New Options. In the event that a Holder pays the exercise price of his Option, in whole or in part, with previously owned shares of Stock, pursuant to the rules specified above, then, if and to the extent approved by the Committee, in addition to the shares of Stock purchased pursuant to the Option exercise, such Holder shall also receive a new Option, subject to the terms and conditions set forth below and in the Holder's individual Stock Option Agreement. Upon exercise of the Option with payment in the form of either shares of Stock or a combination of cash and shares of Stock, the Committee may, in its sole and absolute discretion, grant the Holder a new Option for shares of Stock equal to the number of shares that were delivered by the Holder to Company to pay, in whole or in part, the exercise price of the previous Option. The exercise price of the new Option shall be equal to at least 100% of the Fair Market Value per share of the Stock on the date of the exercise of the previous Option. Provided, however, the new Option cannot be exercised by the Holder until the later of:
(1) the  exercisability  dates specified in the individual Option Agreement;  or
(2) six (6) months after the date of grant. As a further condition on the exercisability of the new Option, the shares of Stock received by the Holder upon exercise of his or her previous Option must be held by the Holder for at least six (6) months prior to any sale of such shares by the Holder. Any sale of such shares by a Holder prior to the expiration of the six (6) month holding period shall render the new Option non-exercisable. Nothing in this paragraph shall prevent the Committee from granting a Holder another new Option in the future when the previous new Option is exercised by the Holder with the payment of previously owned shares of Stock.

     C. Withholding.

     1. General. The Committee may, in its discretion, require a Holder to pay to Company at the time of exercise of an Option (or portion thereof) the amount that Company deems necessary to satisfy its obligation to withhold Federal, state, or local income or other taxes incurred by reason of the exercise. Upon the exercise of an Option requiring tax withholding, a Holder may make a written request to have shares of stock withheld by Company from the shares otherwise to be received. The number of shares so withheld shall have an aggregate Fair
Market Value on the date of exercise sufficient to satisfy the applicable withholding taxes. The acceptance of any such request by a Holder shall be at the sole discretion of the Committee, including, if deemed necessary by the Committee, approval by the Securities and Exchange Commission and the satisfaction of any additional requirements necessary to obtain such approval.

     2. Additional Sec. 16b Requirements. Currently, with respect to Option holders subject to liability under Section 16b of the Act, such additional requirements include the following: (1) any previously owned shares of Stock used to satisfy the withholding obligation must have been held by the taxpayer for at least six (6) months, and any Option shares otherwise issuable hereunder to be withheld to satisfy such obligations may be so withheld only if both the exercise of the Option and the election to have shares withheld are made at least six (6) months after the date of grant; (2) the Option holder's election must be made: (a) at least six (6) months less one day prior to the date on which the option exercise becomes taxable, or (b) within a 10-day "window period" beginning on the third business day following the release of Company's annual or quarterly financial reports and ending on the twelfth day thereafter (but in no event later than the date the option exercise -------- becomes taxable); (3) Company has been subject to the Act's reporting requirements for more than a year and has filed all reports and statements required to be filed pursuant to Section 13 of the Act; (4) Company regularly issues quarterly or annual summary statements of sales and earnings; (5) all members of the Committee administering the Plan with respect to Option holders subject to liability under Section 16b of the Act are "disinterested" in accordance with Rule 16b-3 promulgated under the Act; (6) the Committee will be empowered to consent to or disapprove an Option holder's withholding election; and (7) any withholding election will be required to be irrevocable.

     Sec. 6:4. Terms, Time of Exercise, and Transferability of Options .

     A. Decrease in Term of Option. In addition to such other terms and conditions as may be included in a particular Agreement granting an Option, an Option shall be exercisable during a Holder's lifetime only by him or her or by his or her guardian or legal representative (or assignee after a permitted assignment). An Incentive Stock Option shall not be transferrable other than by will or by the laws of descent and distribution. A non-statutory stock option shall not be transferrable other than by will or the laws of descent and distribution or to a qualified charity or a member of the Holder's family. For this purpose, a "qualified charity" shall mean an organization described in
Section 170(c) of the Internal Revenue Code of 1986, as amended. Each Option shall also be subject to the following terms and conditions (except to the extent a Holder's Agreement otherwise provides):

     1. Termination of Employment or Directorship.

     a. Voluntary Termination. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates because the Holder voluntarily terminates his or her employment with such group of employers and the Holder does not remain or thereupon become a director of Company or one or more of its Affiliates, or if a Holder ceases to be a director of at least one of the corporations in the group of corporations consisting of Company and its Affiliates and the Holder does not remain or thereupon become an employee of Company or one or more of its Affiliates, the portion (if any) of an Option that remains unexercised, including that portion (if any) that pursuant to the Agreement is not yet exercisable, as of the date of the Holder's termination of employment or ceasing to be a director, whichever occurs later, shall terminate and cease to be exercisable as of such date (or ninety [90] days prior thereto if the Holder elected to exercise his or her Option in anticipation of such termination [to be determined in the sole discretion of the Committee]).

     b. Termination for Cause. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliate because any of such entities terminates the Holder's employment for cause, the portion (if any) of an Option that remains unexercised, including that portion (if any) that pursuant to the Agreement is not yet exercisable, at the time of the Holder's termination of employment, shall terminate and cease to be exercisable immediately upon such termination (or ninety [90] days prior thereto if the Holder elected to exercise his or her Option in anticipation of such termination [to be determined in the sole discretion of the Committee]). A Holder's employment shall be deemed terminated "for cause" if terminated by the Board of Directors of Company (or the board of directors of an Affiliate) because of incompetence, insubordination, dishonesty, other acts detrimental to the interest of Company and/or its Affiliates, or any material breach by the Holder of any employment, nondisclosure, noncompetition, or other contract with Company and/or one of its Affiliates. Whether "cause" exists shall be determined by such Board of Directors in its sole discretion and in good faith. The exercise of an option in anticipation of a termination for cause shall be null and void.

     c. Termination Without Cause. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates because one or more of such entities terminates the employment of the Holder for otherwise than for "cause," and the Holder does not remain or thereupon become a director of Company and/or one or more of its Affiliates, the Holder shall have the right for thirty (30) days following such termination to exercise the Option with respect to that portion thereof that has become exercisable pursuant to Holder's Agreement as of the date of such termination, and thereafter the Option shall terminate and cease to be exercisable.

     2. Disability. If a Holder ceases to be employed by at least one of the employers in the group of employers consisting of Company and its Affiliates by reason of disability (as defined in Sec. 22(e)(3) of the Code) and does not remain or thereupon become a director of Company or one or more of its Affiliates, or if the Holder ceases by reason of such disability to be a director of at least one of the corporations in the group of corporations consisting of Company and its Affiliates, the Holder shall have the right for ninety (90) days after the date of termination of employment with, or cessation of directorship of, such group of employers by reason of disability, whichever occurs later, to exercise an Option to the extent such Option is exercisable on the date of his or her termination of employment, and thereafter the Option shall terminate and cease to be exercisable.

     3. Death. If a Holder dies while in the employ of Company or an Affiliate, or dies while a director of Company or an Affiliate, his or her Option shall be exercisable by his or her legal representatives, legatees, or distributees for six (6) months following the date of the Holder's death to the extent such Option is exercisable on the Holder's date of death, and thereafter the Option shall terminate and cease to be exercisable.

     B. Term of Option. Notwithstanding any other provision of this Plan, including the provisions of Subsection A above, no Incentive Stock Option may be exercised after the expiration of ten (10) years from the date it was granted (or the period specified in Sec. 4.1, if applicable). The Committee may prescribe in any Agreement that the Option evidenced thereby may be exercised in full or in part as to any number of shares subject thereto at any time or from time to time during the term of the Option, or in such installments at such times during said term as the Committee may prescribe. Except as provided above and unless otherwise provided in any Agreement, an Option may be exercised at any time or from time to time during the term of the Option. Such exercise may be as to any or all whole (but no fractional) shares which have become purchasable under the Option.

     C. Issuance of Stock Certificates. Within a reasonable time, or such time as may be permitted by law, after Company receives written notice that the Holder has elected to exercise all or a portion of an Option, such notice to be accompanied by payment in full of the aggregate exercise price of the number of shares purchased, Company shall issue and deliver a certificate representing the shares acquired as a result of the exercise and any other amounts payable in consequence of such exercise. In the event that a Holder exercises both an Incentive Stock Option, or portion thereof, and a Nonstatutory Stock Option, or a portion thereof, separate Stock certificates shall be issued, one for the Stock subject to the Incentive Stock Option and one for the Stock subject to the Nonstatutory Stock Option. The number of shares of Stock transferrable due to an exercise of an Option under this Plan shall not be increased due to the passage of time, except as may be provided in an Agreement.

     D. Issuance in Compliance With Securities Laws. Nothing herein or in any Option granted hereunder shall require Company to issue any shares upon exercise of any Option if such issuance would, in the opinion of counsel for Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.


     E. Investment Legend. At the time of exercise of an Option, Company may, as a condition precedent to the exercise of such Option, require from the Holder of the Option (or in the event of his or her death, his or her legal representatives, legatees, or distributees) such written representations, if any, concerning his or her intentions with regard to the retention or disposition of the shares being acquired by exercise of such Option and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to Company, may be necessary to ensure that any disposition by such Holder (or in the event of his or her death, his or her legal representatives, legatees, or distributees), will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation, as then in effect. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  The  shares  of Stock  evidenced  by this  certificate  have
                  been issued   to  the   registered   owner   in   reliance
                  upon   written representations  that these shares have been
                  purchased for investment. These shares may not be sold, transferred, or assigned unless, in the opinion of Company and its legal counsel, such sale, transfer, or assignment will not be in violation of the Securities Act of 1933, as amended, applicable rules and regulations of the Securities and Exchange Commission, and any applicable state securities laws.

     Sec. 6:5. Limitation on Aggregate Value of Shares That May Beco First Exercisable During Any Calendar Year Under an Incentive Stock Option . With respect to any Incentive Stock Option granted under this Plan, to the extent that the aggregate Fair Market Value of shares of Stock exceed $100,000, then such excess over $100,000 shall not be considered as subject to an Incentive Stock Option, but rather shall be considered as subject to a Nonstatutory Stock Option. This rule shall be applied by taking shares of Stock subject to Incentive Stock Options that are purchasable for the first time in the calendar year into account in the order in which such Incentive Stock Options were granted.

     Sec. 6:6. Adjustments Upon Changes in Capitalization, Merger, Etc.

     A. Method of Adjustment. In the event of any change in the number of outstanding shares of Stock effected without receipt of consideration therefor by Company (other than as a result of the conversion of Company's Preferred Stock into Common Stock) by reason of a stock dividend, or split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which Company is the surviving corporation, the aggregate number and class of the reserved shares, the number and class of shares subject to each outstanding Option, and the exercise price of each outstanding Option shall be automatically adjusted to accurately and equitably reflect the effect thereon of such change (provided that any fractional share resulting from such adjustment may be eliminated). In the event of a dispute concerning such adjustment, the decision of the Committee shall be conclusive. The number of reserved shares or the number of shares subject to any outstanding Option shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant hereto.

     B.Termination of Option. The following provisions shall apply unless a Holder's Agreement provides otherwise. A dissolution or liquidation of Company; a sale of all or substantially all of the assets of Company where it is contemplated that within a reasonable period of time thereafter Company will either be liquidated or converted into a nonoperating company or an extraordinary dividend will be declared resulting in a partial liquidation of Company (but in all cases only with respect to those employees whom it is anticipated will lose their employment with Company and its Affiliates as a result of such sale of assets); a merger or consolidation (other than a merger effecting a reincorporation of Company in another state or any other merger or a consolidation in which the shareholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the shareholders of Company and their proportionate interests therein immediately prior to the merger or consolidation) in which Company is not the surviving corporation (or survives only as a subsidiary of another corporation in a transaction in which the shareholders of the parent of Company and their proportionate interests therein immediately after the transaction are not substantially identical to the shareholders of Company and their proportionate interests therein immediately prior to the transaction) shall cause every Option then outstanding to terminate, but the Holders of each such then outstanding Option shall, in any event, have the right, immediately prior to such dissolution, liquidation, sale of assets, merger, consolidation, or transaction, to exercise each such Option, to the extent not theretofore exercised, without regard to the determination as to the periods and installments of exercisability made pursuant to a Holder's Agreement if (and only if) such Options have not at that time expired or been terminated.

     Sec. 6:7. Rights as a Shareholder . A Holder shall have no right as a shareholder with respect to any shares covered by his or her Option until a certificate representing such shares is issued to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is prior to the date such certificate is issued (except as provided in Sec. 6.6. hereof).

     Sec. 6:8. Modification, Extension, and Renewal of Options . Subject to the terms and conditions of and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding Options granted under the Plan, or accept the surrender of Options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of new Options hereunder in substitution therefor (to the extent not theretofore exercised). The Committee may not, however, without the consent of the Holder, modify any outstanding Incentive Stock Options so as to specify a lower exercise price or accept the surrender of outstanding Incentive Stock Options and authorize the granting of new Options in substitution therefor specifying a lower option price. In addition, no modification of an Option granted hereunder may, without the consent of the Holder, alter or impair any rights or obligations under any Option theretofore granted hereunder to such Holder under the Plan, except as may be necessary with respect to Incentive Stock Options to satisfy the requirements of Sec. 422 of the Code.

     Sec. 6:9. Furnish Information . Each Holder shall furnish to Company all information requested by Company to enable it to comply with any reporting or other requirements imposed upon Company by or under any applicable statute or regulation.

     Sec. 6:10. Obligation to Exercise; Termination of Employment . The granting of an Option hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof. In the event of a Holder's termination of employment with Company or an Affiliate, the unexercised portion of an Option granted hereunder shall terminate in accordance with Sec. 6.4 hereof.

     Sec. 6:11. Agreement Provisions . The Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee deems advisable. Each Agreement shall identify the Option evidenced thereby as an Incentive Stock Option or Nonstatutory Stock Option, as the case may be, and no Agreement shall cover both an Incentive Stock Option and Nonstatutory Stock Option. Except as provided by Subsection B of Sec. 6.6, each Agreement relating to an Incentive Stock Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option to which it relates as is necessary for the Incentive Stock Option to which such Agreement relates to constitute an incentive stock option, as defined in Sec. 422 of the Code.

                                   Article VII
                                Duration of Plan

     No Incentive Stock Options may be granted hereunder after the date that is ten (10) years from the earlier of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by Company's shareholders. In addition, with respect to shares of Stock not currently covered by an outstanding Option, this Plan may be terminated at any time by the Board of Directors.

                                  Article VIII
                                Amendment of Plan

     The Board of Directors may, insofar as permitted by law, with respect to any shares at the time are not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that, without the approval of the holders of a majority of the outstanding shares of voting stock of all classes of Company, no such revision or amendment shall: (a) change the number of shares of the Stock subject to the Plan, (b) change the designation of the class of employees eligible to receive Options, (c) decrease the price at which Incentive Stock Options may be granted, (d) remove the administration of the Plan from the Committee, or (e) without the consent of the affected Holder, cause the Incentive Stock Options granted hereunder and outstanding at such time that satisfied the requirements of Sec. 422 of the Code to no longer satisfy such requirements.


                                   Article IX
                                    General

     Sec. 9:1. Application of Funds . The proceeds received by Company from the sale of shares pursuant to Options shall be used for general corporate purposes.

     Sec. 9:2. Right of Company and Affiliates to Terminate Employment. Nothing contained in the Plan, or in any Agreement, shall confer upon any Holder the right to continue in the employ of Company or any Affiliate, or interfere in any way with the rights of Company or any Affiliate to terminate his or her employment at any time.

     Sec. 9:3. No Liability for Good Faith Determinations . Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

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     Sec.  9:4.  Information  Confidential  . As partial  consideration  for the granting of each Option hereunder, the Holder shall agree with Company that he or she will keep confidential all information and knowledge that he or she has relating to the manner and amount of his participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder's spouse, tax, and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration such breach, in determining whether to recommend the grant of any future Option to such Holder, as a factor militating against the advisability of granting any such future Option to such individual.

     Sec. 9:5. Other Benefits . Participation in the Plan shall not preclude the Holder from eligibility in any other stock option plan of Company or any Affiliate or any old age benefit, insurance, pension, profit sharing retirement, bonus, or other extra compensation plans which Company or any Affiliate has adopted, or may, at any time, adopt for the benefit of its employees.

     Sec. 9:6. Execution of Receipts and Releases . Any payment of cash or any issuance or transfer of shares of Stock to the Holder, or to his or her legal representative, heir, legatee, or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee, or distributee, as a condition precedent to such payment, issuance, or transfer, to execute a release and receipt therefor in such form as it shall determine.

     Sec. 9:7. No Guarantee of Interests . Neither the Committee nor Company guarantees the Stock of Company from loss or depreciation.

     Sec. 9:8. Payment of Expenses . All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by Company or its Affiliates.

     Sec. 9:9. Company Records . Records of Company or its Affiliates regarding the Holder's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.

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     Sec. 9:10.  Information . Company and its Affiliates shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.

     Sec. 9:11. No Liability of Company . Company assumes no obligation or responsibility to the Holder or his or her personal representatives, heirs, legatees, or distributees for any act of, or failure to act on the part of, the Committee.

     Sec. 9:12. Company Action . Any action required of Company shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.

     Sec. 9:13. Severability . If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     Sec. 9:14. Notices . Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. Company or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until changed in accordance herewith, Company and each Holder shall specify as its and his or her address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

     Sec. 9:15. Waiver of Notice . Any person entitled to notice hereunder may waive such notice.

     Sec. 9:16. Successors . The Plan shall be binding upon the Holder, his or her heirs, legatees, and legal representatives, upon Company, its successors, and assigns, and upon the Committee, and its successors.

     Sec. 9:17. Headings . The titles and headings of Sections and Subsections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

     Sec. 9:18. Governing Law . All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Iowa except to the extent Iowa law is preempted by federal law. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent Iowa corporate law conflicts with the contract law of such state, in which event Iowa corporate law shall govern. The obligation of Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

     Sec. 9:19. Word Usage . Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Sec. 9:20. Remedies . Company may recover from a Holder reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.


                                    Article X
                            Approval of Shareholders

     The Plan shall take effect on the date it is adopted by the Board of Directors. However, if this Plan is not approved by the holders of a majority of the outstanding shares of Company's Common Stock and Preferred Stock at the Annual Meeting of Shareholders scheduled to be held in 2002, any Options granted hereunder shall be null, void, and of no force and effect as of their grant date.

     IN WITNESS WHEREOF, United Systems Technologies, Inc., acting by and through its officers hereunto duly authorized has executed this instrument to be effective the 27th day of March, 2002.

                                           UNITED SYSTEMS  TECHNOLOGIES, INC.



                                           By:  /s/ Thomas E. Gibbs
                                                -------------------
                                               Thomas E. Gibbs,
                                               Chairman of the Board




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